Exhibit 10.1

AGREEMENT FOR THE PURCHASE OF DEBTS

Date: January 29, 2013

HSBC Invoice Finance (UK) Limited (HIF) will provide Lakeland Industries Europe Limited 04500660 (the Client) with the product selected below on the terms of this Agreement (as defined below) and the Standard Terms & Conditions.

This Agreement for the Purchase of Debts, its Schedule and the Standard Terms & Conditions comprise the entire agreement between the parties (as amended from time to time) (the "Agreement").

An additional copy of the Standard Terms & Conditions can be obtained from the Client's relationship manager. The Standard Terms & Conditions may be changed by a notice sent to the Client.

HIF recommends that the Client seeks independent legal advice before entering into this Agreement.

1.	PRODUCT SELECTED

The Client accepts the provision of the product(s) selected in the Schedule by HIF from the Commencement Date for the purposes of providing the Client with working capital, upon the terms set out in this Agreement.

2.	ASSIGNMENT

2.1	On the Commencement Date, the Client (as beneficial owner in relation to Northern Irish Debts) assigns to HIF (i) all Existing Debts and Future Debts and (ii) all Non-Notifiable Debts.

2.2	Each Debt created after the Commencement Date shall automatically belong to HIF the moment it is created.

2.3	HIF is not obliged to reassign a Debt to the Client.

2.4	HIF will confirm the Commencement Date to the Client when all the relevant conditions have been satisfied and HIF will complete the Commencement Date in the Schedule.

3.	POWER OF ATTORNEY

3.1	The Client, by way of security, irrevocably appoints HIF, and any person to whom HIF transfers rights and/or obligations under this Agreement (with full power of substitution and delegation), to act on the Client's behalf to (a) sign any deeds and documents, (b) complete or endorse any instruments, (c) conduct or defend any proceedings and (d) take such other steps that HIF may consider necessary or appropriate to:

(i)	obtain payment of, or perfect HIF's ownership of, any Debt;

(ii)	secure performance of any of the Client's obligations to HIF or to any Customer.

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3.2 Where the Client is acting as trustee under any Scottish Trust then the words "on its own account and as trustee under any Scottish Trust" are inserted after the word "security" in clause 3.1.

IN WITNESS of which this Agreement has been executed and, on the date set out above, delivered as a deed.

Executed as a deed, but not delivered until the	)
first date specified on page 1, by:	)
)
)
)
as Attorney of	)
HSBC INVOICE FINANCE (UK) LIMITED	)
in the presence of a witness:	)	Signature	/s/ Philip Jeffrey Albbores
Attorney

Witness signature	……………………….......

Witness name	……………………….......

Witness address	HSBC Invoice Finance (UK) Limited,
Farncombe Road,
Worthing,
West Sussex BN11 2BW

Address for service:	HSBC Invoice Finance (UK) Limited,
Farncombe Road,
Worthing,
West Sussex BN11 2BW

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Executed as a deed, but not delivered until the	)
first date specified on page 1, by	)
Lakeland Industries Europe Limited	)
by two directors or by	)
one director and the secretary	)

:	Signature	/s/ Christopher J. Ryan

	Name (block capitals)	Christopher J. Ryan

Director

	Signature	/s/ Martin Lill

	Name (block capitals)	Martin Lill

Director/Secretary

COPY RESOLUTION

(to be certified by the signature of the Chairman of the meeting of the directors at which the resolution was passed)

Company No. 04500660

Lakeland Industries Europe Limited ("Company")

1.	The Chairman reported that notice of the meeting had been given to all those persons entitled to receive notice and, a quorum being present, the Chairman declared the meeting open.

2.	There was produced to the meeting a form of agreement for the purchase of debts together with its schedule and accompanying Standard Terms and Conditions to be entered into between HSBC Invoice Finance (UK) Limited and the Company (the "Agreement for the Purchase of Debts").

3.	After giving consideration to the requirements set out in sections 171 to 177 of the Companies Act 2006, it was unanimously agreed that the entry into and execution of the Agreement for the Purchase of Debts was in the commercial interest of and for the benefit of the Company and was most likely to promote the success of the Company for the benefit of its members as a whole.

4.	After careful consideration by the directors of the terms of the Agreement for the Purchase of Debts and of the nature and scale of the liabilities undertaken by the Company under the Agreement for the Purchase of Debts, it was unanimously resolved that:

(a)	it was, in the good faith judgment of all the directors present, for the commercial benefit of the Company and was most likely to promote the success of the Company for the benefit of its members as a whole to enter into the Agreement for the Purchase of Debts;

(b)	the terms of and the transactions contemplated by the Agreement for the Purchase of Debts be approved;

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(c)	the Agreement for the Purchase of Debts should be executed on behalf of the Company as a deed;

(d)	where the Company is a sole director company with no company secretary, that director (in the presence of an attesting witness) or in any other circumstances any two authorised signatories (as defined in section 44(3) of the Companies Act 2006), be authorised to execute and deliver the Agreement for the Purchase of Debts;

(e)	any one or more authorised signatory (as defined in section 44(3) of the Companies Act 2006) be authorised to approve and execute any further documents, certificates and notices to be signed and/or despatched by the Company under or in connection with the Agreement for the Purchase of Debts; and

(f)	a copy of this resolution be endorsed on the Agreement for the Purchase of Debts.

Certified a true copy of this Resolution:

/s/ Christopher J. Ryan

Signature of Chairman of board meeting

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THE SCHEDULE

1.	Client particulars

	Nature of business	Wholesale of safety clothing

	Principal place of business	Jet Park 2, 244 Main Road, Newport, East Yorkshire, HU15 2RP

2.	Product(s) selected

	Finance	Yes

	Credit Management	Yes

	Credit Protection	Yes

3.	Commercial terms

	Approved Countries	(a) United Kingdom, Ireland, the Isle of Man and the Channel Islands

(b) Abu Dhabi (UAE), Ajman (UAE), American Samoa, Andorra, Anguilla, Australia, Austria, Bahamas, Belgium, Bermuda, Brazil, British Indian Ocean Territory, Brunei, Canada, Cayman Islands, Chile, China, Cyprus, Czech Republic, Denmark, Dubai (UAE), Estonia, Falkland Isles, Faroe Islands, Finland, France, French Guiana, French Polynesia, French Southern Territories, Fujairah (UAE), Germany, Gibraltar, Greece, Greenland, Guadeloupe, Guam, Hong Kong, Israel, Italy, Japan, Kuwait, Liechtenstein, Luxembourg, Macau, Malaysia, Malta, Martinique, Mauritius, Mayotte, Mexico, Monaco, Montserrat, Netherlands, New Caledonia, New Zealand, Norway, Northern Mariana Is., Oman, Peru, Poland, Portugal (Madeira), Portugal, Puerto Rico, Qatar, Ras Al-Khaimah (UAE), Reunion, Saint Helena, Sharjah (UAE), Saudi Arabia, St Pierre & Miquelon, San Marino, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain (Canary Islands), Spain, Sweden, Switzerland, Taiwan, Trinidad & Tobago, Turks & Caicos Islands, Umm Al-Qaiwain (UAE), United Arab Emirates, United States of America, US Minor Outlying Islands, Vatican City State, Virgin Islands (US & British) and Wallis & Futuna Islands.

	Automatic Funding Limit	United Kingdom, Ireland, the Isle of Man and the Channel Islands: £ 50,000

Other countries: £ 50,000

	Client to give notice of assignment to Customers	Yes

	Commencement Date	30 January 2013

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	Concentration Percentage	30 per cent

	Debtor Currencies	Sterling and Euro

	Debt Turn Target	United Kingdom, Ireland, the Isle of Man and the Channel Islands: 90 days

Other countries: 90 days

	Facility Limit	£ 1,000,000

	Law	English law governs this Agreement

	Minimum Period	12 Months

	Non-Notifiable Debt	The following are additional categories of Non-Notifiable Debt:

Debts arising from contracts of sale entered into with your customer Elite Supplies Limited (registration number 06309981) and PPG Clothing Limited (SC386962)

	Notice Period	3 Months

	Prepayment Currencies	Sterling and Euro

	Prepayment Percentage	80 per cent

	Reduction Percentage	N/A

	Standard Payment Terms	United Kingdom, Ireland, the Isle of Man and the Channel Islands: Not exceeding net 60 days from date of invoice

Other countries: Not exceeding net 90 days from date of invoice

4.	Pricing

	Allowance Margin	2.50 per cent

	Arrangement Fee	£ 5,500

	Discounting Margin	3.46 per cent

	Facility Review Fee	Nil

	Other fees	Fees will be payable for:

(a) any variation to the terms of this Agreement;

(b) the release of any Security Interest;

(c) new Security Interests to be granted to HIF or any third party.

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	Service Charge	For Approved Countries listed in paragraphs (a) and (b) 0.935 per cent of the Notified value of each Debt, subject to a minimum of £ 42,500 per annum calculated in respect of each period of one year starting on the first day of the month following the Commencement Date and each anniversary thereafter

5.	Credit Protection

	Automatic Credit Protection Limit	United Kingdom, Ireland, the Isle of Man and the Channel Islands: £ 3,000

Other countries: N/A

	Credit Protection Percentage	United Kingdom, Ireland, the Isle of Man and the Channel Islands: 100 per cent

Other countries: 90 per cent

	First Loss	United Kingdom, Ireland, the Isle of Man and the Channel Islands: £ 1,000

Other countries: £ 1,000

	Unprotected Debts at the Commencement Date	At the Commencement Date any Debt which is unpaid 60 days or more after the due date for payment and any other Debts of the same Customer

6.	Covenants

	Debt Turn Covenant	N/A

	Dilution Percentage	N/A

	Dispute Percentage	N/A

	Tangible Net Worth	N/A

Covenant

The covenants listed above shall be tested at the following times:

Testing Day

Debt Turn	Final day of each calendar month

Dilution Percentage	Final day of each calendar month

Dispute Percentage	Final day of each calendar month

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7.	Special terms

(a)	In addition to the undertakings given by the Client in Condition 17, the Client also undertakes:

(i)	To ensure that:

(A)	where necessary, the Client and/or the Customer possess all licences required to export/import the relevant goods; and

(B)	the Client and the Customer comply with all laws and/or regulations applicable to the import or export of the relevant goods including, but not limited to, any exchange control regulations; and

(ii)	To provide HIF, each year, with a declaration (“Annual Declaration”) of the Client’s total sales to Customers located in each Approved Country in a form specified by HIF, for the period of 12 months (or part thereof) ending 31 March (or for such other period as HIF may specify from time to time). Such declaration to be supplied to HIF within 30 days of the end of the relevant period.

(b)	Where a Credit Protection Limit is expressed in a currency other than that in which the Debt payable by the relevant Customer is expressed and/or the currency in which the purchase price is payable, then for the purposes of calculating any amount payable by HIF to the Client under the provisions of Condition 11.6, the Spot Rate of Exchange on the date of payment shall be used. Any gains or losses, resulting from fluctuation in exchange rates will be for the account of the Client.

(c)	HIF will not provide Credit Protection in respect of any particular Debt if:

(i)	the Debt arose after any expiry date notified by HIF to the Client in respect of the relevant Credit Protection Limit; or

(ii)	there has been any breach by the Client of any term specified by HIF as being a condition of its approval of the relevant Credit Protection Limit

The provisions of this special term are in addition to, and not in replacement of, the provisions of Condition 11.4.

(d)	For the purposes of Condition 11.4 (f) events of “force majeure” shall include

(i)	the ionising, radioactive, toxic, explosive or other hazardous or contaminating properties or effects of any explosive nuclear assembly or component thereto, nuclear fuel, combustion or waste; and

(ii)	where goods are to be despatched to, or payment is to be made from, a country other than that in which the Customer is located, any event preventing or delaying the issue of a remittance from such third country.

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